NATIONWIDE VARIABLE INSURANCE TRUST
Gartmore NVIT Worldwide Leaders Fund

Supplement dated March 11, 2011
to the Summary Prospectus dated October 15, 2010

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.           At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on March 11, 2011, the Board approved the termination of Gartmore Global Partners (“Gartmore”) as subadviser to the Gartmore NVIT Worldwide Leaders Fund, and approved the appointment of  Invesco Advisers, Inc. (“Invesco”) to subadvise the Fund.  This change is anticipated to take effect on or about March 18, 2011.

2.           Effective March 18, 2011, the name of the Gartmore NVIT Worldwide Leaders Fund shall be changed to the “NVIT Worldwide Leaders Fund.”

3.           Effective March 18, 2011, the Summary Prospectus is revised as follows:

a.      The first paragraph following “Principal Investment Strategies” is deleted and replaced with the following:

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities issued by companies located throughout the world (including the United States) that the subadviser believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their respective industries.  Some of these companies are multi-national companies operating globally, while others are located in, and primarily economically tied to, one country.  The Fund normally invests in securities from at least three different countries.  Under normal market conditions, the Fund invests at least 40% of its net assets (unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis (e.g., mathematical and statistical methods) in selecting stocks and constructing a portfolio.  The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes.  The subadviser selects securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends.  The subadviser may consider selling a security for several reasons, including if (1) its fundamentals deteriorate or it posts disappointing earnings, (2) its stock price appears to be overvalued, or (3) a more attractive opportunity is identified.

b.      The information following “Portfolio Management - Subadviser” is deleted and replaced with the following:

Invesco Advisers, Inc. (“Invesco”)

c.      The table following “Portfolio Management – Portfolio Managers” is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service
Barrett Sides	Lead Portfolio Manager, Invesco	Since 1990
Clas Olsson	Portfolio Manager, Invesco	Since 1994
Matthew Dennis, CFA	Lead Portfolio Manager, Invesco	Since 2000
Robert Lloyd, CFA	Lead Portfolio Manager, Invesco	Since 2000

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